                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           NATIONAL AUTO CREDIT, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

     [X]     No fee required.
     [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
             and 0-11.
     (1)     Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

     (2)     Aggregate number of securities to which transactions applies:

-------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------

     (4)     Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

     (5)      Total fee paid:

-------------------------------------------------------------------------------

     [  ]     Fee paid previously with preliminary materials.
     [  ]     Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

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         (2)      Form, Schedule or Registration Statement No.:

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         (3)      Filing Party:

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         (4)      Date Filed:

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

                                     [LOGO]
                           NATIONAL AUTO CREDIT, INC.
                                30000 AURORA ROAD
                                SOLON, OHIO 44139

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To
                          Be Held On September 15, 1999

To Our Stockholders:

         Notice is hereby given that the 1999 Annual Meeting of Stockholders of National Auto Credit, Inc. (the "Company") will be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 38th Floor, New York, New York 10019 on September 15, 1999, at 2:00 p.m., New York City time, for the following purposes:

         1. To elect two (2) directors to serve for terms of three (3) years;

         2. To ratify the selection of Grant Thornton LLP as the independent auditors of the Company for the fiscal year ending January 31, 2000; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         All stockholders are cordially invited to attend the annual meeting, although only stockholders of record at the close of business on August 2, 1999, are entitled to notice of and to vote at the meeting or any and all adjournments thereof.

         This notice and related proxy materials are being first mailed on or about August 23, 1999.

                                           BY ORDER OF THE BOARD OF DIRECTORS,

                                           /s/ James J. McNamara
                                           ----------------------------------
                                           James J. McNamara
                                           Chairman of the Board


         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

         IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

         IF YOU OWN YOUR SHARES THROUGH BANK OR BROKERAGE ACCOUNTS, YOU SHOULD BRING A WRITTEN STATEMENT FROM THE BANK OR BROKER VERIFYING THAT YOU ARE THE BENEFICIAL OWNER OF YOUR SHARES OR OTHER APPROPRIATE PROOF OF YOUR OWNERSHIP IF YOU WISH TO ATTEND THE MEETING.


Dated:  August 23, 1999
Solon, Ohio

                                     [LOGO]
                           NATIONAL AUTO CREDIT, INC.
                                30000 AURORA ROAD
                                SOLON, OHIO 44139
                        ---------------------------------

                                 PROXY STATEMENT

         This Proxy Statement is being furnished on or about August 23, 1999 in connection with the solicitation of proxies by the Board of Directors of National Auto Credit, Inc., a Delaware corporation (the "Company"), for use at the 1999 annual meeting of stockholders of the Company (the "Annual Meeting") to be held on September 15, 1999 at 2:00 p.m., New York City time, at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 38th Floor, New York, New York 10019, or at any adjournment or postponement thereof. A Notice of Annual Meeting of Stockholders and a proxy card (the "Proxy") accompany this Proxy Statement.

         At the Annual Meeting, action will be taken: (1) to elect two directors to serve for terms of three years; (2) to ratify the selection of Grant Thornton LLP as the independent auditors of the Company for the fiscal year ending January 31, 2000; and (3) to transact such other business that may properly come before the Annual Meeting. The Board of Directors does not know of any other matter that is to come before the Annual Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed Proxy will have discretion to vote on such matters in accordance with their judgment.

         Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, facsimile or by personal calls conducted by officers, directors and employees of the Company, without additional compensation. The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Proxy Statement, the Proxy and any additional soliciting materials furnished to stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may reimburse such persons for their costs of forwarding solicitation material to such beneficial owners.

         The principal executive offices of the Company is 30000 Aurora Road, Solon, Ohio 44139.

         The Company's annual report containing audited financial statements for the fiscal years ended January 31, 1999, January 31, 1998 and January 31, 1997 is being mailed to all stockholders along with this Proxy Statement. It is not to be regarded as proxy-solicitation material.

         The close of business on August 2, 1999 (the "Record Date") has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. The Company has one class of securities entitled to be voted at the Annual Meeting which consists of Common Stock of the Company, par value $.05 per share, (the "Common Stock"). On the Record Date, the Company had outstanding 28,643,477 shares of Common Stock. Each share of Common Stock outstanding on the Record Date is entitled to one vote at the Annual Meeting. The holders of shares of Common Stock have no cumulative voting rights in the election of directors.

         If the enclosed Proxy is properly executed and received in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked in the Proxy. If no instructions are given, the persons named in the Proxy intend to vote for the nominees for election as directors of the Company set forth herein, for the ratification of the selection of Grant Thornton LLP as the independent auditors of the Company for the fiscal year ending January 31, 2000 and in accordance with their judgment upon any other matter that may properly come before the Annual Meeting. Any stockholder giving a Proxy has the right to attend the Annual Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Company prior to the time it is voted.

        The shares of stock represented at the Annual Meeting, either in person or by proxy, and entitled to vote thereat, shall constitute a quorum for the purpose of the Annual Meeting. For purposes of determining the presence of a quorum for transacting business at the Annual Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

         Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Annual Meeting in person or by proxy. A nominee receives a "plurality of the votes cast" if he receives more votes than any other nominee for the same director's seat. Proposal 2 requires for approval the vote of a majority of the shares having voting power present in person or represented by proxy. Because abstentions and broker non-votes are treated as shares present but not voted, any abstentions and broker non-votes would have no effect on Proposal 1 and would have the same effect as a vote AGAINST Proposal 2.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The first proposal to be submitted at the Annual Meeting will be the election of two (2) directors of the Company, each to hold office for a term of three years and until his successor is elected and qualified.

         The Board of Directors of the Company consists of six members. Directors hold office for a term of three years and are divided into three classes so that approximately one-third of the Board of Directors shall stand for election at each annual meeting of stockholders. At the Annual Meeting, the shares represented by valid Proxies will be voted, unless otherwise specified, for the election of Mr. John A. Gleason and Mr. William S. Marshall, each to serve a term of three years and until his successor is qualified and elected.

         Each nominee has indicated his intention to continue to serve if elected and has consented to being named in this Proxy Statement. If, by reason of death or other unexpected circumstance, a nominee should not be available for election, the proxies will be voted for the election of such substitute nominee as the Board of Directors may propose, unless the Board of Directors reduces the number of directors.

         Messrs. Hunter Brown, Noah T. Herndon and Per E. Hoel resigned as Directors of the Company on March 9, 1998. Each of them was a member of the Special Committee which was formed to investigate the matters that arose from the resignation of Deloitte & Touche LLP as the Company's independent auditors on January 20, 1998. On March 8, 1998, the Board rejected certain recommendations included in the report issued by the Special Committee, and following such decision, Messrs. Brown, Herndon and Hoel resigned, alleging they could no longer function effectively as Directors.

         Set forth below is certain information relating to Messrs. Gleason and Marshall, the nominees for election as directors, and the directors of the Company whose terms of office will continue after the meeting:

                   NOMINEES FOR ELECTION AT THE ANNUAL MEETING

                                                                                            Director     Term to
Name of Director    Age      Principal Occupation and Other Information                      Since       Expire
----------------   -----     -------------------------------------------------------       ---------     --------
John A. Gleason      51      President and Owner of Automax,  Inc., an  independent          1998         2002
                             used car dealership since 1987. From 1995 to 1998,
                             Mr. Gleason served on National Auto Credit's Dealer
                             Advisory Board and served as its Chairman from 1996
                             to 1998. Mr. Gleason accepted the position of
                             Director of the Company effective February 20, 1998.

                                                                                                 Director     Term to
Name of Director           Age     Principal Occupation and Other Information                      Since       Expire
----------------          -----    -------------------------------------------------------       ---------    --------
William S. Marshall        82      Attorney engaged in private practice since                       1998        2002
                                   April 1985. For more than four years prior thereto,
                                   Mr. Marshall was a partner/ stockholder of the Miami,
                                   Florida office of the law firm Baskin & Steingut,
                                   P.A. Mr. Marshall accepted the position of Director
                                   of the Company effective March 9, 1998 and formerly
                                   served as Director of the Company from 1983 to 1993.

          DIRECTORS WHOSE TERMS WILL CONTINUE AFTER THE ANNUAL MEETING

                                                                                                 Director     Term to
Name of Director           Age     Principal Occupation and Other Information                      Since       Expire
----------------          -----    -------------------------------------------------------       ---------    --------
Richard M. Cohen           48      Interim Chief  Financial  Officer of the Company since           1999        2001
                                   July 1999. Interim President of the Company from
                                   January 1999 to May 1999. President of Richard M.
                                   Cohen Consultants, Inc. since 1996. Mr. Cohen is
                                   director of the following companies: Symposium
                                   Telecom, Inc., Directrix Inc., Carnegie International
                                   Inc., and Deyco Acquisition Corporation. From 1992 to
                                   1996 he served as President of General Media, Inc., a
                                   public diversified media and entertainment
                                   conglomerate. Mr. Cohen accepted the position of
                                   Director of the Company effective January 15, 1999.

                                                                                                     Director     Term to
Name of Director             Age      Principal Occupation and Other Information                      Since       Expire
----------------             -----     -------------------------------------------------------       ---------    --------
James J. McNamara            50    Chairman  of the  Board  of the  Company  since  April              1998         2000
                                   1998. Chairman of the Board and Chief Executive
                                   Officer of Princeton Media Group, Inc. from 1994 to
                                   1998. President and Chief Executive Officer of
                                   Celebrity Entertainment, Inc. since 1992 (A
                                   subsidiary of Princeton Media Group, Inc. and
                                   Celebrity Entertainment, Inc. effected an assignment
                                   of their respective assets for the benefit of
                                   creditors in 1998). Mr. McNamara accepted the
                                   position of Director of the Company effective
                                   February 20, 1998.



Allen D. Rice                43    President  of the Company  since May 1999.  Previously              1999         2000
                                   Mr. Rice was Vice President of Marketing for GE
                                   Capital's Customized Auto Credit Services since 1997.
                                   Prior to that he was Vice President and Chief
                                   Marketing Officer of First Merchants Acceptance
                                   Corporation from 1995 to 1997. Before joining First
                                   Merchants, he founded Aegis International, a
                                   management consulting firm, in 1990. Mr. Rice
                                   accepted the position of Director of the Company
                                   effective August 2, 1999.


Henry Y. L. Toh              42    Officer  and  Director  of I-Link  Incorporated  since              1998         2001
                                   1992, Four M. International, Inc. since 1992 and Four
                                   Vines International since 1996. Mr. Toh accepted the
                                   position of Director of the Company effective
                                   December 22, 1998.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         Messrs. Gleason, Marshall and McNamara are members of the Board of Directors' Special Committee. The Special Committee exercises all the powers of the Board of Directors in the management of the business and affairs of the Company, including, but not limited to, (i) continuing the investigation concerning alleged impropriety with respect to the Company's financial statements which was commenced following Deloitte & Touche LLP's resignation as independent auditors of the Company in January 1998, and (ii) reviewing the Company's business, operations and financial procedures, controls and statements.

         Forty-one (41) meetings of the Board of Directors were held during fiscal 1999. Commencing in March 1998, the Special Committee consisted of the same members as the Board of Directors and therefore met concurrently with the Board of Directors. The Special Committee met forty (40) times during fiscal 1999.

         Messrs. Marshall, Toh and McNamara are members of the Board of Directors' Audit Committee, which reviews the services provided by the independent auditors retained by the Company, monitors the adequacy of the Company's internal accounting controls and reviews the annual financial statements of the Company. The Audit Committee met twenty-seven (27) times during fiscal 1999.

         Messrs. Gleason, Marshall and McNamara are members of the Board of Directors' Compensation Committee, which reviews the cash and non-cash compensation received by officers and key employees. The Compensation Committee met two (2) times during fiscal 1999.

         The Board of Directors has no standing Nominating Committee or other committee which serves a similar function.

         Each incumbent director and each member of the above Committees attended 75% or more of the meetings held by the Board of Directors and such Committees, respectively.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following information is set forth with respect to shares of the Company's Common Stock beneficially owned, as of the Record Date by all directors, the nominees for election as directors of the Company, the persons who served as Chief Executive Officer of the Company during fiscal 1999, the four other most highly compensated executive officers at January 3l, 1999 (the "Named Executive Officers") and by all executive officers and directors of the Company as a group:

                                                          Shares of Common            Percent of
                                                        Stock Beneficially              Class
                                                             Owned(2)                Outstanding
                                                      ----------------------         ------------
               Directors
               ---------
               Richard M. Cohen                              200,000                       *
               John A. Gleason                               175,000                       *
               James J. McNamara                             175,000                       *
               William S. Marshall                           185,000(1)                    *
               Allen D. Rice                                  27,500                       *
               Henry Y. L. Toh                               175,000                       *

                                                          Shares of Common            Percent of
                                                        Stock Beneficially              Class
                                                             Owned(2)                Outstanding
                                                      ----------------------         ------------

               Executive Officers
               ------------------
               Davida S. Howard                               52,996                       *
               Raymond A. Varcho                              11,523                       *
               John Borys                                     29,128                       *
               Steven Jaeger                                  29,528                       *
               The eleven Executive Officers and
               Directors as a group                        1,058,628                      3.70%

               *Less than 1.0%


----------------
(1) Includes 7,000 shares held by Mr. Marshall's wife.

(2) Includes shares which may be acquired within 60 days pursuant to the Company's 1983 Stock Option Plan and 1993 Equity Incentive Plan as follows:

                   Mr. Cohen                                       200,000
                   Mr. Gleason                                     175,000
                   Mr. McNamara                                    175,000
                   Mr. Marshall                                    175,000
                   Mr. Rice                                         25,000
                   Mr. Toh                                         175,000
                   Ms. Howard                                       37,600
                   Mr. Varcho                                        5,000
                   Mr. Borys                                        20,000
                   Mr. Jaeger                                       20,000
                   The eleven Executive Officers and
                       Directors as a group                      1,012,750

                            COMPENSATION OF DIRECTORS

         Each member of the Board who is not an employee of the Company is paid $75,000 per year, $25,000 per year for participation on each of the Company's Audit or Special Committees, and $15,000 per year for participation on any other Company committee. No individual monetary compensation will exceed
$115,000 per year regardless of the number of committees on which such individual participates. Each member of the Board who is not an employee of the Company has received options to purchase 100,000 shares of Common Stock exercisable and fully vested with a per share exercise price equal to $1.03, which was the fair market value of the Common Stock at the close of business on May 6, 1999. In addition, Messrs. Cohen, Rice, McNamara and Marshall have access to automobiles paid for by the Company.

         During fiscal 1999, each member of the Board who is not an employee of the Company was paid $3,000 and expenses for attendance at each meeting of the Board or Committee and $250 per hour for time committed outside of formal meetings and special assignments. In addition, Messrs. Gleason, McNamara and Marshall were granted 75,000 options exercisable and fully vested with a per share exercise price equal to $1.66, which was the fair market value of the Common Stock at the close of business on May 7, 1998. Mr. Toh was also granted 75,000 options exercisable and fully vested with a per share exercise price equal to $.92, the fair market value of the Common Stock at the close of business on December 22, 1998. Amounts paid to the directors for fiscal 1999 were the following: Mr. Gleason $339,600; Mr. McNamara $437,650; Mr. Marshall $330,749 and Mr. Toh $36,375. The Board also awarded to Mr. McNamara, Chairman of the Board, an additional cash compensation in the amount of $300,000 for services provided above and beyond the duties typically performed by a Chairman.

                               EXECUTIVE OFFICERS

         The following sets forth the names of the executive officers of the Company (other than Messrs. Rice and Cohen who are described above), their respective positions with the Company and business experience and background.

Name of Officer                 Age    Position with the Company; Principal Occupation for Last Five Years
---------------------------     ----   --------------------------------------------------------------------
John Borys                       48    Vice President, Credit and Collections since August 1996. Mr. Borys was previously Vice President, KeyCorp from 1994 to 1996. Prior to that he was Assistant Vice President of KeyCorp from 1993 to 1994.

Lynn Cesar                       39    Vice President, Loan Originations since November 1998. Previously Ms.
                                       Cesar was Vice President, Huntington State Bank from 1997 to 1998.
                                       Prior to that she was Vice President, Automotive Financial Services from 1995 to 1997. Before joining Automotive Financial Services, she was Director of Collections, Sterling, Inc. from 1992 to 1995.

Steven Jaeger                    56    Vice President, Information Services since June 1998. Previously Mr.
                                       Jaeger was Director of Information Services of the Company since 1995.
                                       Prior to 1995, he was a senior level executive for divisions of
                                       NationsBank and Englehard Corporation.

Thomas G. Osco                   38    Vice President, Sales and Marketing since October 1997. Previously Mr.
                                       Osco was Director of Dealer Development, Area Manager and Program Car
                                       Manager with the Company. He has been employed by the Company since
                                       1987.

Raymond A. Varcho                43    Vice President, General Counsel and Secretary since October 1997.
                                       Previously Mr. Varcho was Assistant General Counsel of Rockwell
                                       International Corporation from 1993 to 1997.


                             EXECUTIVE COMPENSATION

         The following table sets forth a summary of the compensation earned for services rendered by the Company's Chief Executive Officer, the Named Executive Officers and any other individual that would have been among the four most highly compensated executives but for the fact that the individual was not serving as an executive officer at the end of the last completed fiscal year for the fiscal years ended January 31, 1999, 1998 and 1997.

                           Summary Compensation Table
                           --------------------------

Name and Principal Position At                                                     Long-Term
January 31, 1999                                Annual Compensation           Compensation Awards
------------------------------------------------------------------------------------------------------
                                                                                          Securities
                                                                 Other Annual Restricted  Underlying        All
                                                                 Compensation   Stock      Options        Other
                                   Fiscal   Salary       Bonus     (1),(10)    Awards(2)     SARS     Compensation(3)
                                     Year     ($)         ($)         ($)        ($)         (#)           ($)
                                   ------   -------      ------  ------------  ---------  ----------- ---------------
Richard M. Cohen(4)                1999      33,333          -            -          -      100,000           -
Interim President                  1998           -          -            -          -            -           -
(Commencing January 15, 1999)      1997           -          -            -          -            -           -
Davida S. Howard                   1999     165,677     46,138       15,334      5,497       20,000       4,115
Vice President,                    1998     129,231     12,400       12,564     14,850            -       3,054
Finance and Controller             1997     113,047      1,000       10,930     42,563            -       2,697
Raymond A. Varcho(5)               1999     142,408      5,641       11,455      5,963        5,000       1,092
Vice President,                    1998      26,154      1,000        2,912          -            -         123
General Counsel and Secretary      1997           -          -            -          -            -           -
John Borys(6)                      1999     128,946      8,214       13,723      5,963       20,000       3,319
Vice President,                    1998     100,885     11,100       12,283     12,900            -         462
Credit and Collections             1997      31,154      1,000        4,433      7,375            -         154
Steven Jaeger                      1999     115,439      6,303        7,447      5,300       20,000       3,318
Vice President,                    1998     104,644      8,400        5,236     11,100            -       2,585
Information Services               1997     100,000      1,000        4,580          -            -         626
Thomas W. Cross(7)                 1999     730,835          -            -          -            -           -
Interim Chief Executive Officer    1998           -          -            -          -            -           -
(June 1, 1998 to January 14, 1999) 1997           -          -            -          -            -           -
Sam J. Frankino(8)                 1999     110,000          -        53,174         -            -         769
Former Chairman of the Board       1998     465,385      1,000        79,143    88,000            -         246
                                   1997     397,116    116,000        71,886    51,250            -         462
Edward T. Anderson(9)              1999     141,061      5,797        15,990    15,531            -      35,665
Former Acting President            1998     114,615     13,600        14,158    15,400            -       2,761
                                   1997     103,269      1,000        12,960    42,563            -       2,518

(1) The amounts included in this column are the imputed value for use of Company automobiles and related tax reimbursements. Executive Officers who were Directors do not receive any additional compensation for serving on the Board of Directors.

(2) These awards are fully vested but may not be sold or transferred until such time as the recipient directly owns and maintains Company stock equal to three times the individual's annual salary, including bonus, or the individual terminates employment with the Company. Restricted stock holdings in excess of the required ownership amounts may be disposed of provided that minimum ownership requirements are maintained during the term of the individual's employment. The restricted shares awarded are eligible for any dividends the Company may declare on its Common Stock. The total restricted stock holdings for the officers at January 31, 1999 were as follows:

                                Number of Shares  Fair Market Value ($)
                                ----------------  ---------------------
                  Mr. Cohen            -                 -
                  Ms. Howard        16,050            23,915
                  Mr. Varcho         9,700            14,453
                  Mr. Borys         12,000            17,880
                  Mr. Jaeger        12,400            18,476

3        In fiscal year 1999 the Company contributed to Ms. Howard's, Messrs.
         Varcho's, Borys', Jaeger's, and Anderson's 401(k) Savings and Retirement Plan and Trust Accounts in the following amounts: Ms. Howard
         - $3,062; Mr. Varcho - $231; Mr. Borys - $2,621; Mr. Jaeger - $2,307;
         and Mr. Anderson - $3,123. In addition, the Company paid insurance premiums for term life/accidental death and disability coverage for the respective individuals in the following amounts: Ms. Howard - $688; Messrs. Varcho, Borys and Jaeger - $688; Mr. Frankino $256 and Mr. Anderson - $512. The Company also paid certain individuals health insurance premiums and vision care for the following amounts:
         Ms. Howard - $365; Mr. Varcho - $173; Mr. Borys - $10; Mr. Jaeger - $323; Mr. Frankino - $513 and Mr. Anderson - $530. In addition, Mr. Anderson was paid $31,500 during fiscal year 1999 as part of his severance agreement (See Note 9).


4 Mr. Cohen, President of Richard M. Cohen Consultants, Inc., entered into a six-month agreement with the Company as a consultant effective November 30, 1998. The Company appointed him Interim President and Director, effective January 1999. The Company paid him $200,000 for his services.


5 Mr. Varcho's amounts reflect compensation commencing with his date of employment, October 15, 1997.


6 Mr. Borys' amounts reflect compensation commencing with his date of employment, August 19, 1996.


7 Mr. Cross is a Principal with Jay Alix & Associates, a corporate turnaround specialist firm. Mr. Cross provided consulting to the Company and was named Interim Chief Executive Officer on June 1, 1998 and left this position January 14, 1999. Jay Alix & Associates were paid $730,835 for services rendered by him.

8 Mr. Frankino temporarily vacated his position as Chairman of the Board January 19, 1998 to March 8, 1998. Mr. Frankino resumed his position on March 9, 1998 until March 31, 1998 when he retired. Mr. Frankino's fiscal year 1999 salary reflects actual payments; on an annualized basis his base salary would have been $550,000.

9 Mr. Anderson, was Executive Vice President until March 9, 1998 when he was named Acting President until his resignation from the Company on November 23, 1998. He entered into a twelve-month severance agreement with the Company effective November 23, 1998 to provide consulting services and agreeing with certain non-competition and non-solicitation terms in exchange for $189,000 compensation and continued participation/coverage in all Company provided benefit plans (See Note
         3).


10 Mr. Frankino's amount included in this column also include payments related to personal expenses and the imputed value for the use of Company automobiles by members of his family.


OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                       Potential Realizable
                                                                                                     Value at Assumed Annual
                                                                                                       Rates of Stock Price
                                                                                                     Appreciation for Option
                                                    Individual Grants                                         Term(2)
---------------------- ----------------------------------------------------------------------------- ------------------------
                       Number of Securities      Percent of Total
                            Underlying         Options/SARs Granted      Exercise or
                       Options/SARs Granted       to Employees in      Base Price       Expiration
        Name                    (#)                 Fiscal Year            ($/sh)(1)       Date(1)      5% ($)      10% ($)
---------------------  ----------------------- --------------------- ---------------- -------------- -----------  -----------
Richard M. Cohen(3)          100,000                   46.95%              1.1484        11/30/08       72,222      183,025
Davida S. Howard              20,000                    9.39%              1.1484         12/1/08       14,444       36,605
Raymond A. Varcho              5,000                    2.35%              1.1484         12/1/08        3,611        9,151
John Borys                    20,000                    9.39%              1.1484         12/1/08       14,444       36,605
Steven Jaeger                 20,000                    9.39%              1.1484         12/1/08       14,444       36,605
Thomas W. Cross                   --                     --                     --             --           --           --
Sam J. Frankino                   --                     --                     --             --           --           --
Edward T. Anderson                --                     --                     --             --           --           --

(1) Options were granted at the market price of the stock at the date of grant. Mr. Cohen's options vested 50% on the grant date of November 30, 1998 and 50% on May 31, 1999. The remaining options were granted on December 1, 1998 and vested 50% on that date and the remaining 50% vested on June 30, 1999.

(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by the SEC and, therefore are not intended to forecast future appreciation of the stock price.

(3) Does not reflect 100,000 shares which may be acquired by exercise of options that were issued to each member of the Board of Directors as described under "Compensation of Directors."

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

                                                           Number of Securities
                                                          Underlying Unexercised           Value of Unexercised
                                                        Options/SARs at Fiscal Year    In-the-Money Options/SARS at
                                                                End (#)(1)                 Fiscal Year End($)(2)
                           Shares
                        Acquired on        Value
        Name            Exercise (#)    Realized ($)   Exercisable    Unexercisable    Exercisable    Unexercisable
        ----            ------------    ------------   -----------    -------------    -----------    -------------
Richard M. Cohen(3)          0               0             50,000        50,000           17,080          17,080
Davida S. Howard             0               0             27,600        18,250            3,416           3,416
Raymond A. Varcho            0               0              2,500         2,500              854             854
John Borys                   0               0             10,000        10,000            3,416           3,416
Steven Jaeger                0               0             10,000        15,500            3,416           3,416
Thomas W. Cross              0               0              --             --               --              --
Sam J. Frankino              0               0              --             --               --              --
Edward T. Anderson           0               0              3,190          --               --              --

(1)      Includes options with exercise prices ranging from $1.1484 to $10.909.


(2) Values are calculated using the January 31, 1999, Common Stock closing price of $1.49 per share as reported on the OTC Bulletin Board.


(3) Does not reflect 100,000 shares which may be acquired by exercise of options that were issued to each member of the Board of Directors as described under "Compensation of Directors."


EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

         Effective May 12, 1999, the Company entered into an employment agreement with Mr. Allen D. Rice (the "Rice Employment Agreement"). The Rice Employment Agreement provides that Mr. Rice will become the President of the
Company.   The Rice Employment Agreement provides that the Company will nominate Mr. Rice to the Board of Directors on or before September 30, 1999 and that the Company will use its best efforts to see that Mr. Rice is appointed to the Board of Directors, subject to the Board of Directors' approval. The Rice Employment Agreement provides for an employment term of three years, after which the agreement will be automatically renewed for one year terms unless termination notice is given by either Mr. Rice or the Company six months prior to the end of the initial three year term or any subsequent one year term. During the term, Mr. Rice will receive a base salary of $300,000 per year subject to price index. The Rice Employment Agreement provides for a maximum annual bonus opportunity equal to 66.6% of Mr. Rice's base salary with a guaranteed bonus during the first year equal to $100,000. The Rice Employment Agreement also provides for an award of 30,000 shares of restricted stock, vesting proportionately on a monthly basis over the two years following the date of grant, and an initial award of options with respect to 300,000 shares of Common Stock with an exercise price equal to the fair market value of the Common Stock on the date of grant vesting proportionately on a monthly basis over the two years following the date of grant. Additionally, the Rice Employment Agreement provides for annual awards of options during the term with respect to 300,000 shares of Common Stock each year having similar terms and conditions as the initial option award. On the last day of each fiscal year during the term of the Rice Employment Agreement, provided Mr. Rice has met or exceeded the performance objectives set by the Board of Directors, Mr. Rice may purchase an additional option with respect to 100,000 shares of Common Stock. The purchase price for this additional option shall equal the option's value based on a Black-Scholes valuation methodology. In the event that Mr. Rice is terminated by the Company without Cause (as defined in the Rice Employment Agreement) or Mr. Rice resigns for Good Reason (as defined in the Rice Employment Agreement), the Company is obligated to pay

Mr. Rice a lump sum equal to his base salary for remainder of employment term and a bonus for the then current bonus year prorated for the period of time for which Mr. Rice was employed during the year. In addition, all other benefits under the Rice Employment Agreement are to be continued for the remainder of the term of the agreement.

COMPENSATION COMMITTEE INTERLOCKS

         The Compensation Committee consists of Messrs. Gleason, McNamara and Marshall since March 1998. Prior to that Messrs. Noah T. Herndon and Per E. Hoel were members of the Compensation Committees and members of the Board of Directors for six and fifteen years, respectively.

BOARD OF DIRECTORS' COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The following report of the Compensation Committee of the Board of Directors and the performance graph that appears after such report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference in any document so filed.

         The Compensation Committee (the "Committee") is comprised of three non-employee directors. The Committee regularly reviews the executive compensation policies and practices of the Company and establishes the salaries of executive officers. The Committee also administers the Company's 1993 Equity Incentive Plan. Messrs. Gleason, Marshall and McNamara were Committee members during fiscal 1999.

         The Company's primary objective is to maximize stockholder value. To aid in accomplishing this goal, the Committee is guided by two principles in determining executive compensation policies: first, to attract, develop, reward and retain highly talented individuals; and second, to motivate executive officers to perform to the best of their abilities and to achieve both short-term and long-term Company objectives that will contribute to the overall goal of enhancing stockholder value.

         The Company's executive compensation program consists of two main elements:

         (1) Annual compensation which is comprised of base salary and bonus;
and

         (2) Long-term incentives that provide a financial opportunity through grants of restricted stock and other forms of stock-based awards. The compensation that may be realized by executives through these incentives is tied directly to the future value of the Company's Common Stock.

         The Committee believes that the Company's executive compensation program reflects the fundamental principles previously described and provides strong incentives to executives to maximize Company performance.

         In establishing total compensation, the Committee considers a variety of measures of historical and projected Company performance. This review includes such measures as net income, return on equity, sales and total market value. This information forms the basis for the Committee's assessment of the overall performance of its executives and is the cornerstone for establishing their compensation. The Committee also compares the total compensation package (and, to the extent possible, the compensation of individual executive officers) with companies of comparable size and stature. The compensation comparison groups are not necessarily the same peer group companies used in the stock performance graph included in this proxy statement. In addition, consideration is given to the specific functional responsibilities of each executive's position.

         During fiscal 1999, the Committee also awarded restricted stock to executive officers in amounts ranging from 12,200 to 15,200 shares, as well as awarding stock options to select executive officers. These awards were based on the individual effort of each executive based upon the factors listed above.

         On June 1, 1998, the Company engaged the services of corporate turnaround specialist Jay Alix & Associates. Pursuant to this engagement, Thomas
W. Cross, a Principal with Jay Alix & Associates ("Jay Alix"), was appointed Interim Chief Executive Officer of the Company. Mr. Cross served as Interim Chief Executive Officer through January 14, 1999. Pursuant to the agreement between Jay Alix and the Company, Jay Alix was paid a total of $730,835 for services rendered by Mr. Cross during his term as Interim Chief Executive Officer. Mr. Cross' compensation was paid based on a fee structure agreed upon with Jay Alix reflecting the extraordinary and difficult task given to Mr. Cross and his associates of restructuring and rebuilding the Company.

         The Committee is continuing to review the qualifying compensation regulations issued by the Internal Revenue Service which provide that no deduction is allowed for applicable employee compensation paid by a publicly held corporation to a covered employee to the extent that compensation paid to the employee exceeds $1 million for the applicable tax year, unless certain conditions are met. Currently, compensation to any employee is not expected to exceed $1 million and thus should not be affected by the qualifying compensation regulations.


                                               Respectfully submitted,

                                               John A. Gleason
                                               William S. Marshall
                                               James J. McNamara

                               STOCKHOLDER RETURN

         The following graph compares the Company's cumulative stockholder return with that of the S&P SmallCap 600 Index and The Dow Jones Financial Index (Peer Group Index). The periods presented include the five fiscal years commencing February 1, 1994 and ending January 31, 1999. The graph assumes an investment of $100 on February 1, 1994, including reinvestment of all dividends, and indicates the appreciation or depreciation of each investment over a five-year period. The historical performance depicted on the graph is not necessarily indicative of future performance. Figures relating to the Company have been adjusted to reflect a 10% stock dividend issued April 30, 1996.

                  Comparison of 5 Year Cumulative Total Return
          Among National Auto Credit, Inc., The S&P SmallCap 600 Index
                      and The Dow Jones Financial Index(1)

---------------------------------------------------------------------------------------------------------------------
                                                             Cumulative Total Returns ($)
---------------------------------------------------------------------------------------------------------------------
                                     1/31/94       1/31/95       1/31/96       1/31/97      1/31/98       1/31/99
---------------------------------------------------------------------------------------------------------------------
   National Auto Credit, Inc.          100            83            94           92            9             13
---------------------------------------------------------------------------------------------------------------------
        S&P SmallCap 600               100            92           121           149          181           187
---------------------------------------------------------------------------------------------------------------------
       Dow Jones Financial             100            97           149           208          281           325
       (Peer Group Index)
---------------------------------------------------------------------------------------------------------------------

(1) In the printed version of the document, a line graph appears which depicts the above plot points.

                          COMPLIANCE WITH SECTION 16(a)
                       OF THE SECURITIES AND EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to the fiscal year ended January 31, 1999, Ms. Cesar and Messrs. Cohen, Cross, Gleason, McNamara, and Toh each failed to timely file an initial report of beneficial ownership required under Section 16(a) of the Exchange Act.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information with respect to each person or group known to the Company to be beneficial owners, as of the Record Date, of more than 5% of the Company's outstanding shares of Common Stock:

            Name and Address of           Shares of Common Stock             Percent of Class
             Beneficial Owner               Beneficially Owned                 Outstanding
             ----------------               ------------------               ---------------
          Sam J. Frankino                      15,743,012(1)                    54.96%
          7108 Eagle Terrace
          West Palm Beach, FL 33412

          Ernest C. Garcia II                   2,849,630(2)                     9.95%
          2525 East Camelback Road
          Suite 1150
          Phoenix, Arizona 85016

----------------

(1) Mr. Frankino has both voting and investment power with respect to the shares listed. Of the shares shown above, 726,452 shares are held by the Samuel J. and Connie M. Frankino Charitable Foundation, and l,000,000 shares are held by Corrine L. Dodero Trust for the Arts and Sciences, both of which are qualified charitable foundations, as to which Mr. and Mrs. Frankino have voting and investment power. Mr. Frankino disclaims any beneficial interest in such 1,726,452 shares.

(2) Of the shares shown above 134,000 shares are owned by Verde Investments, Inc. Mr. Garcia, as the sole owner of all the common stock of Verde Investments, Inc., has beneficial ownership of these shares. On May 10, 1999, Mr. Garcia entered into an option agreement with the Company for all 2,849,630 of his shares of stock and issued a proxy to vote all such shares to Mr. Henry Y. L. Toh, a director of the Company. See "Certain Relationships and Related Transactions" below.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On May 10, 1999, the Company and Mr. Ernest C. Garcia II entered into an agreement (the "Option Agreement") pursuant to which the Company acquired an option to purchase 2,849,630 shares of the Company's Common Stock beneficially owned by Mr. Garcia. The option was for an initial term of 45 days and is exercisable at the price of $1.50 per share. In consideration for the option, the Company paid $1 million, all of which will be credited toward the aggregate exercise price payable by the Company upon exercise of the option. On June 24, 1999, the option was extended for an additional 45 days (the "First Extension"). In consideration for the First Extension, the Company paid $500,000, $250,000 of which will be credited toward the aggregate exercise price payable by the Company upon the exercise of the option. On August 8, 1999, the option was extended for an additional 120 days (the "Second Extension"). In consideration for the Second Extension, the Company paid $1,000,000, $750,000 of which will be credited toward the aggregate exercise price payable by the Company upon the exercise of the option. In connection with the Option Agreement, Mr. Garcia issued a proxy to vote all his controlled shares to Mr. Henry Y. L. Toh, a director of the Company.

                            CERTAIN LEGAL PROCEEDINGS

         The Company and certain of its former officers and directors, including Sam J. Frankino, the former Chairman of the Company's Board of Directors and its majority stockholder, have been named as defendants in eleven purported class action lawsuits which were filed in the United States District Court for the Northern District of Ohio. The actions allege fraud and other violations of the federal securities laws. The actions were consolidated on October 16, 1998, and discovery is presently stayed pending the court's rulings on various outstanding motions. The consolidated action seeks money damages as the result of various alleged frauds and violations of the Exchange Act, including misrepresentations about the adequacy of the Company's allowance for credit losses and its loan underwriting practices. Although the Company and Mr. Frankino are cooperating in the defense of these actions, Mr. Frankino could be deemed to have a material interest adverse to the Company in the outcome of the litigation. The Company has accrued $3,000,000 to defend against this action. Although the Company intends to vigorously defend itself, the ultimate outcome of these actions, including the range of loss, if any, cannot presently be predicted, and the Company has not recorded any provision for any damages that may result from these actions. An unfavorable resolution of these actions could have a material adverse effect on the Company's financial position, results of operations and liquidity.

         The SEC, the United States Attorney for the Northern District of Ohio and the Federal Bureau of Investigation are investigating the issues raised as the result of the resignation of Deloitte & Touche LLP, the Company's former independent auditors. The Company is cooperating fully with the investigations. The ultimate outcome of these investigations on the Company cannot presently be predicted. An unfavorable resolution of any of these investigations could have a material adverse effect on the Company's financial position, results of operations and liquidity.

         On June 7, 1999, Sam J. Frankino, the former Chairman of the Company's Board of Directors and its majority stockholder, instituted two separate civil actions against the Company in the Delaware Court of Chancery. The first of these actions sought to compel the Company to hold an annual meeting of stockholders for the election of directors. The second of these actions sought to inspect the Company's stocklist materials and other of its books and records in connection with such annual meeting. On June 21, 1999, the Company resolved both of these actions by stipulation, agreeing to hold an annual meeting of stockholders on September 15, 1999, and agreeing to make available to Mr. Frankino the stocklist and other materials he had requested.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1 - THE ELECTION OF MR. JOHN A. GLEASON AND MR. WILLIAM S. MARSHALL AS DIRECTORS OF THE COMPANY.

               PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

         The second proposal to be submitted to the stockholders at the Annual Meeting will be the ratification or rejection of the selection of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending January 31, 2000. Grant Thornton LLP has been the Company's independent auditors since February 19, 1998 and has audited the Company's financial statements for the fiscal year 1999. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

         On January 16, 1998, Deloitte & Touche LLP informed the Board of Directors of the Company that it had resigned as the Company's independent auditors. The Company reported the resignation of Deloitte & Touche LLP in a Current Report on Form 8-K filed January 21, 1998.

         The reports of Deloitte & Touche LLP on the Company's financial statements for each of the two fiscal years preceding Deloitte & Touche LLP's resignation contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the those two fiscal years and through January 16, 1998, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference thereto in its report on the financial statements for such fiscal years.

         During the fiscal year ended January 31, 1997 and through January 16, 1998, there were no reportable events as defined in Item 304(a)(l)(v) of Regulation S-K, except as follows:

         (i) On January 12, 1998, representatives of Deloitte & Touche LLP advised the President and the Chairman of the Board of Directors of the Company that Deloitte & Touche LLP had been advised by current and former employees of the Company of potentially improper activities that may affect the Company's financial accounting records. Deloitte & Touche LLP recommended that the Board of Directors conduct an investigation of these allegations and informed the Company that it had made no investigation of the information.

         (ii) On January 16, 1998, Deloitte & Touche LLP advised the Board of Directors and management of Company that information had come to the attention of Deloitte & Touche LLP that led Deloitte & Touche LLP to conclude that Deloitte & Touche LLP could no longer rely on management's representations and informed the Board of

         Directors and management of the Company that it had made no investigation of the information.

         (iii) Prior to its resignation Deloitte & Touche LLP had communicated to the Company, in a letter dated March 6, 1997, certain matters involving the internal control structure of the Company related to its self-insurance claims liability and loan loss reserves which Deloitte & Touche LLP considered to be "reportable conditions" under standards established by the American Institute of Certified Public Accountants.

         The Company provided Deloitte & Touche LLP with a copy of the above disclosures, as contained in the January 21, 1998 Form 8-K, and requested that Deloitte & Touche LLP furnish the Company with a letter addressed to the SEC stating whether or not it agreed with such disclosures. Deloitte & Touche LLP provided the Company with a letter dated January 20, 1998 stating that it did not disagree with the disclosures, as set forth above, contained in the January 21, 1998 Form 8-K. A copy of that letter was filed as an exhibit to the January 21, 1998 Form 8-K.

         On February 19, 1998 the Company engaged Grant Thornton LLP as its new independent accountants. The Company reported the engagement of Grant Thornton LLP in a Current Report on Form 8-K dated February 20, 1998. During the two fiscal years immediately preceding the engagement of Grant Thornton LLP, and through February 19, 1998, the Company did not consult with Grant Thornton LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and the Company was not provided with any written report or oral advice by Grant Thornton LLP that Grant Thornton LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue. Additionally, during the two fiscal years, immediately preceding the engagement of Grant Thornton LLP, and through February 19, 1998, the Company did not consult with Grant Thornton LLP regarding any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

         At the time the Company engaged Grant Thornton LLP, it authorized Grant Thornton LLP to communicate with Deloitte & Touche LLP, and authorized Deloitte & Touche LLP to respond fully, without limitation, to the inquiries of Grant Thornton LLP.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 2 - THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JANUARY 31, 2000.

                                  OTHER MATTERS

         Management of the Company knows of no other matter which may come before the Annual Meeting. However, if any additional matters are properly presented at the Annual

Meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

                              STOCKHOLDER PROPOSALS

         Notice is hereby given that for a stockholder proposal to be considered for inclusion in the Company's proxy materials relating to its year 2000 annual meeting, the stockholder proposal must be received by the Company no later than April 25, 2000 or such other date as prescribed by Rule 14a-8(e) under the Exchange Act. Stockholder proposals intended for presentation at the Company's year 2000 annual meeting of stockholders should be sent to 30000 Aurora Road, Solon, Ohio 44139, Attention: Secretary. The stockholder proposal, including any accompanying supporting statement, may not exceed 500 words. A stockholder desiring to submit a proposal must be a record or beneficial owner of at least $2,000 in market value or 1% of the Company's securities entitled to be voted on the proposal at the meeting and must have held such securities for at least one year. Further, the stockholder must continue to hold such securities through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Exchange Act. The timely submission of a proposal does not guarantee its inclusion in the Company's proxy materials.

         For a nomination for election to the Board of Directors at any meeting of the stockholders of the Company to be properly made by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company at National Auto Credit, Inc., 30000 Aurora Road, Solon, Ohio 44139 not later than 14 days and not earlier than 50 days prior to the date of the meeting. Any such notice shall set forth the name, age, business address, residence address and principal occupation or employment of each nominee proposed in such notice, and the number of shares of stock of the Company which are beneficially owned by such nominee.

         The Company may exercise discretionary voting authority with respect to any stockholder proposals for the year 2000 annual meeting not included in the proxy statement and form of proxy which are not submitted to the Company within the timeframe prescribed by Rule 14a-4(c)(1) under the Exchange Act. Even if timely notice is received, the Company may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Company on matters not specifically reflected on the form of proxy.

                      INFORMATION AVAILABLE TO STOCKHOLDERS

         The Company's 1999 Annual Report to Stockholders is being mailed with this proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Copies of the 1999 Annual Report and the Company's Annual Report on Form 10-K as filed with the SEC may be obtained by stockholders, without charge, from the Company by written request to: National Auto Credit, Inc., Attn: Raymond A. Varcho, Secretary, 30000 Aurora Road, Solon, Ohio 44139. The Company's 1999 Form 10-K is also on file with the SEC and can be obtained directly at the SEC's website: http://www.sec.gov.

         IN ORDER THAT YOUR SHARES MAY BE REPRESENTED IF YOU DO NOT PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

         IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

         IF YOU OWN YOUR SHARES THROUGH BANK OR BROKERAGE ACCOUNTS, YOU SHOULD BRING A WRITTEN STATEMENT FROM THE BANK OR BROKER VERIFYING THAT YOU ARE THE BENEFICIAL OWNER OF YOUR SHARES OR OTHER APPROPRIATE PROOF OF YOUR OWNERSHIP IF YOU WISH TO ATTEND THE MEETING.


By Order of the Board of Directors

/s/ James J. McNamara
----------------------------------
James J. McNamara
Chairman of the Board of Directors

Solon, Ohio
August 23, 1999

                           NATIONAL AUTO CREDIT, INC.

                                      PROXY
          ANNUAL MEETING OF STOCKHOLDERS SEPTEMBER 15, 1999, 2:00 P.M.
                              (NEW YORK CITY TIME)
    THE OFFICES OF WILLKIE FARR & GALLAGHER, 787 SEVENTH AVENUE, 38TH FLOOR,
                            NEW YORK, NEW YORK 10019

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NATIONAL AUTO
     CREDIT, INC. IN CONNECTION WITH ITS ANNUAL MEETING OF STOCKHOLDERS TO
                         BE HELD ON SEPTEMBER 15, 1999.

                  The undersigned stockholder of National Auto Credit, Inc. (the "Company"), revoking all previous proxies, hereby constitutes and appoints Henry
Y. L. Toh as proxy with full power of substitution to vote on behalf of the undersigned all shares of common stock of the Company which the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on September 15, 1999, at 2:00 p.m., New York City time, at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 38th Floor, New York, New York 10019, and at any adjournment and postponements thereof, upon all matters presented before such Annual Meeting, and does hereby ratify and confirm all that said proxy or his substitute may lawfully do by virtue hereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement and hereby instructs said proxy to vote or refrain from voting such shares of common stock as marked on the reverse side upon the matters listed on the reverse side. Such proxy is authorized to vote such shares in accordance with his judgment upon such other business as may properly come before the Annual Meeting.

IF PROPERLY EXECUTED, THIS PROXY WILL BE
VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS
GIVEN, THIS PROXY WILL BE VOTED FOR THE
NOMINEES FOR DIRECTOR INDICATED ON THE
REVERSE SIDE AND FOR THE RATIFICATION OF
GRANT THORNTON LLP                                NATIONAL AUTO CREDIT, INC.
                                                         P.O. BOX 11163
                                                  NEW YORK, NEW YORK 10203-0163
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" THE NOMINEES IN
PROPOSAL 1 AND "FOR" PROPOSAL 2.


           DO NOT SUBMIT ANY STOCK CERTIFICATES WITH THIS PROXY CARD.


                                      CONTINUED AND TO BE SIGNED ON REVERSE SIDE

1.  To elect the two (2) nominees listed below to the Board                      WITHHOLD
    of Directors of NAC for terms of three (3) years.                            AUTHORITY
                                                              FOR all nominees   to vote for all
Nominees:  John A. Gleason, William S. Marshall               listed below       nominees listed
                                                                          [ ]    below       [ ]      *EXCEPTIONS [ ]

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write the nominee's name in the space provided below.)

*Exceptions ___________________________________________________________________

2.  To ratify the selection of Grant            FOR [  ]          AGAINST [ ]         ABSTAIN [ ]
    Thornton LLP as the independent
    auditors of the Company for the fiscal
    year ending January 31, 2000.



                        Mark Here If You Plan To                 Change of Address and
                        Attend The Meeting           [ ]         or Comments Mark Here  [ ]


                                    Please mark, date and sign exactly as your name appears hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.


                                    Date:
                                         --------------------------------------
                                                         Signature

                                         --------------------------------------
                                                        Signature


                                   Votes must be indicated [X]
                                   (x) in Black or Blue ink

(Please sign, date and return this proxy in the enclosed postage prepaid envelope.)